UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2020

Viking Energy Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-29219	98-0199508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15915 Katy Freeway Suite 450, Houston, Texas	77094
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 404-4387

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02 Unregistered Sales of Equity Securities.

Summary

In the aggregate, between July 23, 2020, and July 31, 2020, Viking Energy Group, Inc. (the “Company”) issued (i) 3,354,218 shares of Company common stock (the “Investment Shares”) to approximately 29 unrelated third party investors (the “Investors”) in consideration of their purchase from the Company of convertible promissory notes maturing February 11, 2022, in the aggregate principal amount of approximately $2,236,140 (the “Convertible Notes”), for an aggregate purchase price of approximately $2,236,140; and 14,907,633 shares of Company common stock (the “Conversion Shares”) to the Investors pursuant to the Investors’ election to convert the Convertible Notes into Company common stock at $0.15/share pursuant to the terms of the Convertible Notes.

The issuances of the Investment Shares were made in reliance on the exemptions from registration provided by either (i) Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) promulgated thereunder, as each of the Investors were prior investors of the Company, there was no general solicitation to the Investors, the Investors were accredited, and the transactions with the Investors did not involve a public offering; or (ii) Rule 506(c) promulgated under Section 4(a)(2) as the Investors were accredited. The issuances of the Conversion Shares were made in reliance on the exemptions from registration provided by Sections 3(a)(9) and 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) promulgated thereunder, as the Conversion Shares were issued in exchange for debt of the Company held by the Investors, there was no additional consideration for the exchange, there was no remuneration for the solicitation of the exchange, there was no general solicitation, the Investors were accredited, and the transactions did not involve a public offering.

Specific Transactions

On July 23, 2020, the Company issued (i) 243,000 shares of Company common stock, and (ii) a $162,000 convertible promissory note maturing February 11, 2022, to a third-party investor for $162,000. Also on July 23, 2020, the Company issued 1,080,000 shares of Company common stock to that investor in consideration of their immediate election to convert the convertible promissory note into Company common stock at $0.15/share pursuant to the terms of the note.

On July 24, 2020, the Company issued (i) 112,500 shares of Company common stock, and (ii) $75,000 in convertible promissory notes maturing February 11, 2022, to two third-party investors for an aggregate of $75,000.

On July 28, 2020, the Company issued (i) 300,000 shares of Company common stock, and (ii) $200,000 in convertible promissory notes maturing February 11, 2022, to four third-party investors for $200,000. Also on July 28, 2020, the Company issued 1,333,333 shares of Company common stock to the investors in consideration of their immediate election to convert the convertible promissory notes into Company common stock at $0.15/share pursuant to the terms of the notes.

On July 31, 2020, the Company issued (i) 2,698,718 shares of Company common stock, and (ii) $1,799,145 in convertible promissory notes maturing February 11, 2022, to 22 third-party investors for $1,799,145. Also on July 31, 2020, the Company issued 12,494,300 shares of Company common stock to these 22 investors and two prior investors in consideration of their immediate election to convert $1,874,145 in convertible promissory notes into Company common stock at $0.15/share pursuant to the terms of the notes.

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 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viking Energy Group, Inc.

Date: August 5, 2020	By:	/s/ James Doris
	Name:	James Doris
	Title:	President & CEO

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